UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 12, 2005

Westcorp
(Exact Name of Registrant as Specified in its Charter)

California	001-09910	51-0308535
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)
23 Pasteur, Irvine, California 92618-3804
(Address of Principal Executive Offices) (Zip Code)
(949) 727-1002
(Registrant’s telephone number,
including area code)
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
     On September 12, 2005, Westcorp (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Wachovia Corporation, a North Carolina corporation (“Wachovia”), the Company, Western Financial Bank, a federal savings bank and a direct wholly owned subsidiary of the Company (“WFB”), and WFS Financial Inc, a California corporation and a majority-owned subsidiary of WFB (“WFS Financial”), that provides for, among other things (i) the merger of the Company with and into Wachovia (the “Westcorp Merger”), (ii) the conversion of WFB into a national banking association, (iii) the merger of WFS Financial into WFB (the “WFS Financial Merger”), and (iv) the merger of Wachovia Bank, National Association, a national banking association and wholly owned subsidiary of Wachovia and WFB (the “Bank Merger”, and together with the WFS Financial Merger and the Westcorp Merger, the “Mergers”). The Company, through WFB, currently owns approximately 84% of the outstanding common stock of WFS Financial.
     In connection with the Westcorp Merger, each share of the Company’s common stock, other than shares held by Wachovia, the Company, WFB, WFS Financial, any of their respective subsidiaries or those held by persons properly exercising their dissenters’ rights, that is outstanding immediately prior to the effective time of the Westcorp Merger, will be converted into the right to receive 1.2749 shares of Wachovia’s common stock. In connection with the WFS Financial Merger, each share of WFS Financial’s common stock that is outstanding immediately prior to the effective time of the WFS Financial Merger, other than those shares held by Wachovia, the Company, WFB, WFS Financial, any of their respective subsidiaries or those held by persons properly exercising their dissenters’ rights, that is outstanding immediately prior to the effective time, will be converted into the right to receive 1.4661 shares of Wachovia’s common stock.
     The Westcorp Merger is subject to the requisite approval of the Company’s shareholders, and the WFS Financial Merger is subject to the requisite approval of WFS Financial’s shareholders (including the approval of a majority of the WFS Financial’s shareholders unaffiliated with the Company and the Company’s affiliates that vote upon the WFS Financial Merger). Additionally, the Mergers are subject to receipt of requisite regulatory approvals, including the approval of applicable federal and state banking regulators, receipt of tax opinions and other closing conditions.
     In connection with the execution of the Merger Agreement, Mr. Ernest Rady and certain of his affiliates (the “Rady Entities”), entered into a voting agreement with Wachovia, pursuant to which the Rady Entities agreed to vote in favor of the adoption by the Company of the Westcorp Merger and the approval of the Merger Agreement and each of the transactions contemplated by the Merger Agreement. The total number of shares of Company common stock subject to the voting agreement represents approximately 40% of the outstanding shares of the Company.

     Each of the Westcorp Merger and the WFS Financial Merger is intended to constitute a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”), and the WFS Financial Merger is also intended to constitute a complete liquidation under Section 332 of the Code.
     A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.
Item 1.02 Termination of a Material Definitive Agreement.
     On September 12, 2005, the Company terminated the Agreement and Plan of Merger and Reorganization, dated as of May 23, 2004, (the “WFB Merger Agreement”) among the Company, WFB and WFS Financial, in connection with the Company’s entry into the Merger Agreement with Wachovia described in Item 1.01 above. The Company did not incur any early termination penalties due to termination of the WFB Merger Agreement.
Item 8.01 Other Events.
     On September 12, 2005, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is filed as Exhibit 99.1 hereto, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
2.1*	Agreement and Plan of Merger, dated as of September 12, 2005

99.1	Press release issued on September 12, 2005

*	Schedules and similar attachments to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or similar attachment to the Commission upon request.
*    *    *
Forward-Looking Statements
This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, among other things, information regarding the proposed Mergers. The following factors, among others, could cause actual results to differ materially from that expressed in such forward-looking statements: (i) receipt of the approval of the Merger Agreement by the Company and WFS Financial shareholders; (ii) receipt of requisite regulatory approvals, including the approval of applicable federal and state banking regulators; (iii) receipt of opinions as to the tax treatment of the Mergers; (iv) listing on the New York Stock Exchange, Inc., subject to notice of issuance, of Wachovia’s common stock to be issued in the Mergers; (v) actual or potential litigation; and (vi) satisfaction of certain other conditions. Additional factors that could cause the Company’s results to differ materially from those described in the forward-looking statements can be found in the Company’s Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed with the SEC. All forward-looking statements in this document are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement.
Additional Information
The proposed Mergers will be submitted to the Company’s and WFS Financial’s shareholders for their consideration. Wachovia will file a registration statement, which will include a proxy statement/prospectus, the Company and WFS Financial will file a proxy statement, and each of Wachovia, the Company and WFS Financial may file other relevant documents concerning the proposed Mergers with the SEC. Shareholders are urged to read the registration statement and the proxy statement/prospectus regarding the proposed Mergers when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You will be able to obtain a free copy of the proxy statement/prospectus, as well as other filings containing information about Wachovia, the Company and WFS Financial, at the SEC’s website (http://www.sec.gov). You will also be able to obtain these documents, free of charge, at Wachovia’s website (http://www.wachovia.com) under the tab “Inside Wachovia — Investor Relations” and then under the heading “Financial Reports — SEC Filings”. Copies of the proxy statement/prospectus and the SEC filings that will be incorporated by reference in the proxy statement/prospectus can also be obtained, free of charge, by directing a request to Wachovia Corporation, Investor Relations, One Wachovia Center, 301 South College Street, Charlotte, NC 28288-0206, (704)-374-6782; or to the Company or WFS Financial, Attn: Investor Relations, 23 Pasteur, Irvine, CA 92618, (949)-727-1002.
Wachovia, the Company and WFS Financial and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from the shareholders of the Company and/or WFS Financial in connection with the proposed Mergers. Information about the directors and executive officers of Wachovia is set forth in the proxy statement for Wachovia’s 2005 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 14, 2005. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2005 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 28, 2005, and information about the directors and executive officers of WFS Financial is set forth in the proxy statement for WFS Financial’s 2005 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 28, 2005. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the proxy statement/prospectus regarding the proposed Mergers when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTCORP, a California corporation
Date: September 12, 2005	By:	/s/ Robert J. Costantino
Robert J. Costantino
Executive Vice President, Chief Financial Officer and Chief Operating Officer

Index to Exhibits

Exhibit	Description
2.1	Agreement and Plan of Merger, dated as of September 12, 2005
99.1	Press release issued on September 12, 2005